AAM Equity Fund

                         Supplement dated August 11, 2004
                        To Prospectus dated March 1, 2004

     A special meeting of shareholders of AAM Equity Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), was held on Wednesday, August 5, 2004 at 10:00 a.m., Eastern Time. The special meeting was held to vote on a proposal to approve a new management agreement between the Trust and Appalachian Asset Management, Inc. ("AAM"), the Fund's investment advisor. Prior to May 17, 2004, KI&T Holdings, Inc. and Argent Financial Group, Inc. controlled AAM. As of that date, AAM Investments, LLC acquired all of the outstanding shares of AAM. As a result of the transaction, AAM Investments, LLC is deemed to control AAM.

     Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction that results in a change of control of an investment advisor may be deemed an "assignment." The Investment Company Act further provides that a management agreement will automatically terminate in the event of an assignment. As a result, shareholders were asked to consider approval of a new agreement for the Fund with AAM. No fee increase was proposed.

     Only shareholders of record at the close of business on June 15, 2004 were entitled to vote at the special meeting. Shareholders voting in person or by proxy approved the proposal. The new investment advisory agreement will be effective as of August 5, 2004

     This supplement and the Prospectus dated March 1, 2004 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 1, 2004, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-888-905-2283.